Exhibit 99.1

Good afternoon,

For your convenience, we have attached a new investor presentation for SandRidge Energy which was filed on December 13, 2017 as a Form 425 for both SandRidge and Bonanza Creek.  This presentation will be used by SandRidge in meetings in the coming weeks with investors to discuss the benefits of our proposed transaction. In addition to providing significant new information regarding the combined company, the presentation includes the following new information regarding Bonanza Creek:

•                  On December 6th, 2017 Bonanza Creek entered into a new gathering and processing agreement with Cureton Front Range LLC

•                  We are excited about this new agreement as it provides a third independent gas processor connected directly to RMI (DCP and Sterling being the other two) and will help us to further manage the high line pressures that are currently impacting operators in the DJ Basin

•                  Once fully in service, the Cureton arrangement should provide us with improved flexibility to ensure the flow of our production

•                  Multiple RMI interconnects with multiple independent midstream companies will allow us to optimize our system and move gas to areas of lower pressure, which also relieves stress on oil production should any of the processors become capacity-constrained in the future

•                  Under the contractual schedule, Cureton will be connecting to the RMI system via a high pressure pipeline in late 2Q 2018 and will be building a new 60  MMcf/d cryogenic processing plant with an expected in-service date in 2H 2018

•                  We will also benefit from higher realizations under this new contract than from those with our existing providers

•                  Bonanza Creek has dedicated approximately 30,000 net acres to the agreement with no minimum volume commitment

•                  We continue to be pleased with the results of the 4 DUCS completed in June and July this year

•                  Initial EUR estimates and economics for these wells are presented in the SandRidge presentation as ~500 MBOE and ~60% IRR. See the slide presentation for pricing and cost assumptions

•                  We have recently brought online 5 more wells (2 SRLs and 3 XRLs) that utilized an enhanced completion design and look forward to sharing these results with you in the near future

•                  Additionally, we have completed drilling 4 of the 8 planned XRL wells on our French Lake acreage to the south and plan to begin completions operations during 2Q18

•                  The SandRidge presentation also includes a number of pro forma projections for Bonanza Creek and the combined company.  These include projections developed by SandRidge related to Bonanza Creek’s assets that were disclosed in the S-4, which was filed on Monday

Please contact me if you have any questions.  We appreciate your continued support.

Sincerely,

James Edwards

Forward-Looking Statements

This communication includes forward-looking statements. Use of the words “may,” “will,” “would,” “could,” “should,” “believes,” “estimates,” “projects,” “potential,” “expects,” “plans,” “seeks,” “intends,” “evaluates,” “pursues,” “anticipates,” “continues,” “designs,” “impacts,” “affects,” “forecasts,” “target,” “outlook,” “initiative,” “objective,” “designed,” “priorities,” “goal,” or the negative of those words or other similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. These forward-looking statements may include statements with respect to, among other things, the proposed merger pursuant to which Brook Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and wholly owned subsidiary of SandRidge Energy, Inc., a Delaware corporation (“SandRidge”), will be merged with and into Bonanza Creek, with Bonanza Creek continuing as the surviving entity and wholly owned subsidiary of SandRidge (the “Merger”), including the expected timing of completion of the Merger; the benefits of the Merger; the combined company’s plans, objectives and expectations; future financial and operating results; and other statements that are not historical facts.

These forward-looking statements are based on numerous assumptions (some of which may prove to be incorrect) and are subject to risks, uncertainties and other factors that could cause actual results and events to differ materially from those expressed or implied by these forward-looking statements, including the following risks, uncertainties and other factors:

•                  the risk that the Merger may not be completed in a timely manner or at all due to the failure to obtain the necessary approvals of Bonanza Creek’s or SandRidge’s stockholders or the failure to satisfy other conditions to completion of the Merger;

•                  the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement and Plan of Merger, dated November 14, 2017, among Bonanza Creek, SandRidge and Merger Sub;

•                  the outcome of any legal proceeding that may be instituted against Bonanza Creek and others following the announcement of the Merger;

•                  the amount of the costs, fees, expenses and charges related to the Merger;

•                  the risk that the benefits of the Merger, including synergies, may not be fully realized or may take longer to realize than expected;

•                  the risk that the Merger may not advance the combined company’s business strategy;

•                  the risk that the combined company may experience difficulty integrating all employees or operations;

•                  the potential diversion of Bonanza Creek’s management’s attention resulting from the proposed Merger;

•                  further declines or volatility in the prices Bonanza Creek receives for its oil, natural gas liquids and natural gas;

•                  general economic conditions, whether internationally, nationally or in the regional and local market areas in which Bonanza Creek does business;

•                  ability of Bonanza Creek’s customers to meet their obligations to Bonanza Creek;

•                  Bonanza Creek’s access to capital;

•                  Bonanza Creek’s ability to generate sufficient cash flow from operations, borrowings or other sources to enable us to fully develop Bonanza Creek’s undeveloped acreage positions;

•                  the presence or recoverability of estimated oil and natural gas reserves and the actual future sales volume rates and associated costs;

•                  uncertainties associated with estimates of proved oil and gas reserves;

•                  the possibility that the industry may be subject to future local, state, and federal regulatory or legislative actions (including additional taxes and changes in environmental regulation);

•                  environmental risks;

•                  seasonal weather conditions;

•                  lease stipulations;

•                  drilling and operating risks, including the risks associated with the employment of horizontal drilling techniques;

•                  Bonanza Creek’s ability to acquire adequate supplies of water for drilling and completion operations;

•                  availability of oilfield equipment, services and personnel;

•                  exploration and development risks;

•                  competition in the oil and natural gas industry;

•                  management’s ability to execute Bonanza Creek’s plans to meet its goals;

•                  Bonanza Creek’s ability to attract and retain key members of Bonanza Creek’s senior management and key technical employees;

•                  Bonanza Creek’s ability to maintain effective internal controls;

•                  access to adequate gathering systems and pipeline take-away capacity to provide adequate infrastructure for the products of Bonanza Creek’s drilling program;

•                  Bonanza Creek’s ability to secure firm transportation for oil and natural gas Bonanza Creek produces and to sell the oil and natural gas at market prices;

•                  costs and other risks associated with perfecting title for mineral rights in some of Bonanza Creek’s properties;

•                  continued hostilities in the Middle East and other sustained military campaigns or acts of terrorism or sabotage;

•                  other economic, competitive, governmental, legislative, regulatory, geopolitical and technological factors that may negatively impact our businesses, operations or pricing; and

•                  other factors identified in Bonanza Creek’s and SandRidge’s filings with the Securities and Exchange Commission.

Actual results may differ materially from those projected in the forward-looking statements. Bonanza Creek does not undertake to update any forward-looking statements.

Additional Information and Where to Find It

This communication relates to the proposed business combination between Bonanza Creek and SandRidge. The proposed combination will be submitted to Bonanza Creek’s and SandRidge’s stockholders for their consideration and approval. In connection with the proposed combination, SandRidge has filed with the SEC a registration statement on Form S-4, which includes a preliminary prospectus of SandRidge and a preliminary joint proxy statement of Bonanza Creek and SandRidge. The registration statement has not yet become effective. SandRidge and Bonanza Creek also plan to file other documents with the SEC regarding the proposed merger. This communication is not a substitute for the registration statement, proxy statement/prospectus or other document(s) that Bonanza Creek and/or SandRidge may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF BONANZA CREEK AND SANDRIDGE ARE URGED TO READ CAREFULLY THE

REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BONANZA CREEK, SANDRIDGE AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov. Investors may also request copies of the documents filed with the SEC by Bonanza Creek by contacting Bonanza Creek’s Investor Relations. Investors may also request copies of the documents filed with the SEC by SandRidge by contacting SandRidge’s Investor Relations.

Certain Information Regarding Participants

Bonanza Creek, SandRidge and their respective directors and executive officers may be deemed participants in the solicitation of proxies in connection with the proposed transaction. You can find information about Bonanza Creek’s directors and executive officers in its Current Reports on Form 8-K which were filed with the SEC on April 28, 2017, June 12, 2017 and August 4, 2017 and its Quarterly Report on Form 10-Q for the period ending September 30, 2017, filed with the SEC on November 9, 2017. You can find information about SandRidge’s directors and executive officers in its Definitive Proxy Statement, which was filed with the SEC on April 28, 2017 and its Current Reports on Form 8-K filed with the SEC on June 28, 2017 and August 1, 2017. Additional information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the registration statement, proxy statement/prospectus or other documents filed with the SEC if any when they become available. You may obtain these documents (when they become available) free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Bonanza Creek or SandRidge as described above.

No Offer or Solicitations

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Attachment:

ACQUISITION OF BONANZA CREEK ENERGY December 2017 Attachment:

Cautionary Statements This presentation may contain certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities and Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These include statements regarding the effects of the proposed merger, estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties and are typically identified by words or phrases such as “may,” “will,” “could,” “should,” “predict,” “potential,” “pursue,” “outlook,” “continue,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. For example, statements regarding future financial performance, future competitive positioning and business synergies, future operations, future development plans and appraisal programs, future drilling inventory and locations, estimated acreage positions held by production or unit, estimated production, price realizations and differentials, rates of return, reserves, anticipated reservoir characterization activities, projected capital expenditures, projected operating costs, projected general and administrative and other costs, operational optimization initiatives, anticipated efficiency improvements and cost reductions, infrastructure investment, liquidity and capital structure, future acquisition cost savings, future market demand, future benefits to shareholders, future economic and industry conditions, the proposed merger (including its benefits, results, effects and timing) and whether and when the transactions contemplated by the merger agreement will be consummated, are forward-looking statements within the meaning of federal securities laws. These forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond the companies’ control, which could cause actual benefits, results, effects and timing to differ materially from the results predicted or implied by the statements. These risks and uncertainties include, but are not limited to: the failure of the shareholders of Bonanza Creek to approve the proposed merger or the shareholders of SandRidge to approve the stock issuance; the risk that the conditions to the closing of the proposed merger are not satisfied; the risk that regulatory approvals required for the proposed merger are not obtained or are obtained subject to conditions that are not anticipated; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger; uncertainties as to the timing of the proposed merger; competitive responses to the proposed merger; costs and difficulties related to the integration of Bonanza Creek’s business and operations with SandRidge’s business and operations; the inability to obtain or delay in obtaining cost savings and synergies from the proposed merger; unexpected costs, charges or expenses resulting from the proposed merger; the outcome of pending or potential litigation; the inability to retain key personnel; uncertainty of the expected financial performance of SandRidge following completion of the proposed merger; and any changes in general economic and/or industry specific conditions. SandRidge and Bonanza Creek caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in SandRidge’s and Bonanza Creek’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission (“SEC”), which are available at the SEC’s website, http://www.sec.gov. All subsequent written and oral forward-looking statements concerning SandRidge, Bonanza Creek, the proposed transaction or other matters attributable to SandRidge and Bonanza Creek or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Each forward looking statement speaks only as of the date of the particular statement, and neither SandRidge nor Bonanza Creek undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date of this presentation. Forward Looking Statement www.sandridgeenergy.com 2

Other Information This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, SandRidge has filed with the SEC a registration statement on Form S-4, which will include a prospectus of SandRidge and a joint proxy statement of Bonanza Creek and SandRidge. SandRidge and Bonanza Creek also plan to file other documents with the SEC regarding the proposed merger. After the registration statement has been declared effective by the SEC, a definitive joint proxy statement/prospectus will be mailed to the shareholders of Bonanza Creek and the shareholders of SandRidge. SHAREHOLDERS OF BONANZA CREEK AND SANDRIDGE ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about SandRidge and Bonanza Creek, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by SandRidge will be available free of charge, on SandRidge’s website at www.sandridgeenergy.com under the tab “Investor Relations” and then under the tab “SEC Filings” or by contacting SandRidge's Investor Relations Department at (405) 429-5515. Copies of the documents filed with the SEC by Bonanza Creek will be available free of charge on Bonanza Creek’s website at www.bonanzacrk.com under the tab “For Investors” and then under the tab “SEC Filings” or by contacting Bonanza Creek’s Investor Relations Department at (720) 440-6136. Bonanza Creek, SandRidge, their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Bonanza Creek is set forth in Bonanza Creek’s public filings with the SEC, including its Current Reports on Form 8-K filed with the SEC on April 28, 2017, June 12, 2017 and August 4, 2017 and its Quarterly Report on Form 10-Q for the period ending September 30, 2017, filed with the SEC on November 9, 2017. Information about the directors and executive officers of SandRidge is set forth in SandRidge’s public filings with the SEC, including its definitive proxy statement on Form DEF 14A filed with the SEC on April 28, 2017 and its Current Reports on Form 8-K filed with the SEC on June 28, 2017 and August 1, 2017. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of these documents can be obtained as described in the preceding paragraph. Certain proved reserve data included in this presentation were not prepared in accordance with SEC pricing guidelines that require pricing using the average price during the prior 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month (without regard to commodity derivative positions and without assuming any change in development plans or costs). Instead, these internal reserve estimates as of December 31, 2017 are based on NYMEX future strip prices as of December 5, 2017 (approximately $50.77 - $56.65 per Bbl for WTI and approximately $2.82 - $2.89 per MMBtu for Henry Hub through 2022). The use of these future prices is for illustration purposes only does not necessarily indicate SandRidge’s overall view on future commodity prices, and does not represent a forecast or estimate of SandRidge’s or Bonanza Creek’s SEC proved reserves as of December 31, 2017. Important Information for Investors and Shareholders www.sandridgeenergy.com 3 Participants in the Solicitation Proved Reserve Data

4 Accretive Acquisition Consistent with Our Strategy Strong Strategic Fit High Quality Assets Financially Attractive Compelling Valuation 30-60% IRRs Highly delineated oil-weighted area Pad drilling and infill-ready Stacked pay Infrastructure established Recent results exceed acquisition type curve 15% accretion to cash flow per share4 4% accretion to NAV per share4 New credit facility borrowing base of $700MM with more favorable terms Strong liquidity with greater than $300MM at closing Leverage remains at or below 1.9x At least $20MM of immediately actionable annual G&A savings $506MM of PDP PV-10 Includes ~970 proved + unproved locations1 (230 PUDs2) Attractive $3.1k per acre3 versus recent comparable DJ Basin transactions Transaction value attractive against multiple valuation measures One location is equivalent to a one-mile lateral Preliminary and company engineered, subject to change pending final reserves from ongoing third-party engineering consultant work Based on preliminary estimated $506MM PDP PV-10 Assumes full $20MM G&A cost savings and January 1, 2018 closing Development-ready, complementary extension of Niobrara assets Maintains Rockies and Mid-Con strategy Balances drilling risk profile Reduces reliance on Miss Lime cash flow Considerable immediate cash flow

5 Terms Current production of 15.8 MBoepd2 (52% oil) Proved reserves of 115 MMBoe3 (50% oil) 67,000 acres in DJ Basin (73% HBP) ~970 proved and unproved horizontal Niobrara and Codell locations Pro Forma Ownership Key Conditions and Timing Transaction Overview Key Asset Information Strategic acquisition demonstrates focus on long term oil-weighted value creation Subject to the collar mechanism Q3’17 average daily production Preliminary proved reserves as of December 31, 2017, which are subject to completion of ongoing third-party engineering, include PUDs (proved undeveloped locations) and TPUDs (undeveloped locations that meet the technical criteria to be considered proved reserves, but have not been determined to meet SEC criteria to be considered proved reserves) at December 5, 2017 NYMEX strip pricing (~$52 /~$3.00) Bonanza Creek shareholders to own approximately 33% of combined company1 One Bonanza Creek board member to join SandRidge Board subject to mutual agreement Total transaction value of $746MM1, including $398MM of cash Bonanza Creek shareholders will receive $19.20 per share in cash and $16.80 per share in SandRidge common stock, subject to the collar mechanism SandRidge and Bonanza Creek shareholders’ approval Customary regulatory approvals Expected closing in late Q1’18

6 Acquisition Price of $36 per Bonanza Creek Share Bonanza Creek Valuation Ranges Acquisition Price Within Implied Per Share Valuation Ranges Historical Trading Range Since Emergence1 $497MM - $812MM $24.00 - $39.20 Aggregate Value to 2018 Consensus EBITDA Estimates2,3 4.7x - 6.0x $31.10 - $39.70 Aggregate Value to Current Production ($/Boepd)2,3 $45,000 - $60,000 $34.34 - $45.78 Net Asset Value4 $682MM - $804MM $32.91 - $38.79 At time of announcement, high of $39.20 on May 1, 2017 (emergence date) and low of $24.00 on August 29, 2017 Comparable companies include: Bill Barrett Corporation, Extraction Oil and Gas Energy Inc., PDC Energy Inc. and SRC Energy Inc. Based on closing prices on November 10, 2017; consensus estimates per Wall Street research Valuation at discount rate ranges based on risked-asset class with an effective date of January 1, 2018

Immediately Accretive Acquisition Cash Flow per share ($/sh)1,2 NAV per share ($/sh)2,3 Cash flow defined as EBITDA less interest expense as defined in Form S-4 filed December 11, 2017, pro forma interest expense of 6% of average debt as defined in Form S-4 Assumes full $20MM G&A cost savings and January 1, 2018 closing NAVPS calculated as: (SD NAVPS x SD Shares Outstanding + BCEI NAVPS x BCEI Shares Outstanding + $60MM additional synergies less $398MM cash used in transaction) / PF Shares Outstanding, accretion represents midpoint of NAV range 7 Standalone Pro Forma

8 Cost Reductions Improve Margins Cash expenses reduced by actionable cost synergies and ongoing focus on cost reduction Cash Costs ($/Boe)1 Standalone Pro Forma Cash costs include LOE, Production Taxes and G&A Assumes full $20MM G&A cost savings and January 1, 2018 closing EBITDA Margin ($/Boe)2

9 Enhances Production Profile Acquisition enhances cash flow with liquids production growth Production (MBoepd) EBITDA ($MM) Standalone Pro Forma Assumes full $20MM G&A cost savings and January 1, 2018 closing

10 Generates Meaningful Synergies Upon closing, we will immediately take the steps necessary to achieve at least $20 million in annual G&A savings and continue to focus on further reducing our cost structure Operational Synergies Well costs - ability to reduce well costs faster from efficiencies of scale Utilizing dedicated vendor services Sharing stimulation crews Efficiencies of scale in material and service procurement Drilling and completions - strengthened combined team can share expertise Drill-site selection, drilling and completion techniques, well bore design Experience in managing large PDP base and supporting infrastructure - reduces LOE Remotely monitoring and operating our assets using our centralized operations center Technical Synergies Shared learnings - from drilling and completions in NW STACK, North Park and DJ Basin Incorporate expertise of our combined operational teams to drive improvement and apply learnings across the Niobrara G&A Realize at least $20MM of estimated G&A synergies Corporate staff streamlining Elimination of duplicate public company administrative costs Integration of IT/software services Reduction in third party consulting, insurance, audit, SOX and other services

11 SandRidge maintains low leverage and strong liquidity Pro Forma March 31, 2018 Capitalization Cash and RBL pro forma for acquisition of Bonanza including transaction fees and expenses Pro forma RBL availability based on $700MM borrowing base indication from current facility agent, excludes $7.1MM of outstanding letters of credit 2017E EBITDA per Wall Street consensus research estimates Capitalization as of March 31, 2018 SandRidge Bonanza Creek Adj. Pro Forma SandRidge Cash1 55 - (45) 10 Revolver1 - 25 383 408 Building Note 38 - - 38 Total Debt 38 25 383 446 PF Revolver Availability2 700 (25) (383) 292 Liquidity 755 (25) (428) 302 2017E EBITDA3 186 87 20 292 Net Debt / EBITDA3 0.0x 0.3x - 1.5x

12 SandRidge acquisition metrics compare favorably to recent transactions1,2 Precedent Transaction Comparisons Based on precedent transactions in the DJ Basin greater than $500MM since January 1, 2016 BCEI metrics assume $36.00 per share acquisition price (transaction value deducts net cash of $31MM on BCEI balance sheet at September 30, 2017) Adj. $ / Acre metric assumes $25,000 / Boepd PDP value; BCEI PDP estimated to be $506MM Transaction Value / Net Acres ($/Acre) Transaction Value / Production ($/Boepd) Adj. Transaction Value / Net Acres (Adj. $/Acre)3

Acquisition Metrics Compare Favorably to Peer Trading Levels 13 Peers include: BBG, XOG, SRCI, PDCE BCEI metrics assume $36.00 per share acquisition price and net debt of ($31MM) as of September 30, 2018 2018E EBITDA and margin per Wall Street consensus research estimates Reserve life based on YE 2016 reserves and 3Q 2017 production, pro forma for subsequent events Acreage multiple assumes $25,000 / Boepd PDP value; BCEI excludes Arkansas acreage and estimates PDP value of $506MM; PDCE multiple includes Delaware Basin and Wattenberg acreage only; XOG multiple includes core DJ basin position of 160,000 net acres; Bill Barrett pro forma for combination with Fifth Creek Current production as of 3Q 2017 disclosure, pro forma for subsequent events Current Liquids Production (%)5 Reserve Life (Years)3 2018E EBITDA Margin ($/Boe)2 EV/2018E EBITDA2 EV / Proved Reserves ($/Boe)3 Adj. EV / Net Acres (Adj. $/Acre)4 Acquisition metrics compare favorably to peer trading levels1

14 DJ Basin Assets Balance SandRidge Risk Profile Development drilling accelerates cash flow as North Park and NW STACK are delineated

20 North Park in Delineation Phase Continued evaluation, spacing tests, well design and long-term midstream necessary to reach full-field development in Niobrara benches 15 17 20 20 20 18 19 20 CORE & 3D EVALUATION delineate acreage Test and optimize spacing Optimize well design Delineation phase Development phase Pipeline takeaway capacity midstream infrastructure

Test and optimize spacing 20 NW STACK in Delineation Phase Delineating Meramec using Drilling Participation Agreement - after delineation, additional time needed to optimize development and test additional benches 16 17 20 20 20 18 19 20 CORE & 3D EVALUATION delineate acreage Optimize Targeting Define development areas Optimize Well and completion design SD Drilling Participation Agreement Development Phase Delineation phase

NW STACK Play Evaluation Variable results across region, areas of similar performance identified through early delineation 17 94 Industry Horizontal Meramec Completions To Date Delineation Phase 10 SD & 35 industry wells Initial strong performance First spacing pilot tests (vertical & horizontal) SD core taken in 2017 Partial 3D seismic coverage Delineation Phase 4 SD & 24 industry wells High IP’s with moderate oil cut First spacing pilot tests (horizontal) Discovery Phase 2 SD & 2 industry wells Horizontal or vertical spacing have not been tested Economic potential under review Discovery Phase 1 SD & 4 industry wells Spacing has not been tested Economic potential under review 3D seismic coverage expanded in 2017

18 DJ Basin in Development Phase Central Acreage Well spacing configuration in Niobrara A, B, C and codell *Illustrative view of down spacing Bonanza Creek inventory ready for pad drilling and down spacing development 440 horizontal wells provide meaningful well control Recent enhanced completions suggest upside to valuation type curve and EUR ~970 proved and unproved locations in lower risk, oil-weighted inventory 60% XRL 40% SRL 230 PUDs Established gathering, processing and pipeline take-away infrastructure support development SD evaluation assumed up to 17 wells per section Development phase

19 Preliminary Year End 2017 Reserves $746MM purchase price compared to PDP PV-10 of $506MM and total PV-10 of $973MM Preliminary proved reserves as of December 31, 2017, which are subject to completion of ongoing third-party engineering, include PUDs (proved undeveloped locations) and TPUDs (undeveloped locations that meet the technical criteria to be considered proved reserves, but have not been determined to meet SEC criteria to be considered proved reserves) at 12.5.17 NYMEX strip pricing (~$52 /~$3.00) SandRidge Bonanza Creek Combined Company Oil MMBo NGL MMBbls Gas Bcf MMBoe PV-10 ($MM) Oil MMBo NGL MMBbls Gas Bcf MMBoe PV-10 ($MM) Oil MMBo NGL MMBbls Gas Bcf MMBoe PV-10 ($MM) PDP 5 - 4 6 $ 102 21 12 79 46 $ 396 26 12 82 52 $ 498 PUD + TPUD 35 - 29 40 163 28 14 91 57 98 63 14 121 97 261 PDP + PUD +TPUD 40 - 33 46 $ 265 49 26 170 103 $ 495 89 26 203 148 $ 759 Unproved 381 - 373 443 891 58 27 183 115 369 439 27 556 559 1,260 Rockies Total 421 - 406 489 $ 1,156 107 52 353 218 $ 863 528 52 759 707 $ 2,019 PDP 21 32 396 119 $ 533 7 1 23 12 $ 110 29 33 420 132 $ 643 PUD + TPUD 9 7 76 28 71 - - - - - 9 7 76 28 71 PDP + PUD +TPUD 30 39 472 148 $ 605 7 1 23 12 $ 110 37 40 495 160 $ 715 Unproved 74 56 652 239 277 - - - - - 74 56 652 239 277 Mid-Con Total 105 95 1,124 387 $ 882 7 1 23 12 $ 110 112 96 1,148 399 $ 992 PDP 27 32 400 125 $ 635 28 13 102 58 $ 506 55 45 502 183 $ 1,142 PUD + TPUD 44 7 105 68 234 28 14 91 57 98 72 20 196 125 332 PDP + PUD +TPUD 70 39 505 193 $ 869 56 27 193 115 $ 605 127 65 698 308 $ 1,474 Unproved 456 56 1,025 683 1,168 58 27 183 115 369 514 83 1,208 798 1,537 Total Proved and Unproved 526 95 1,530 876 $ 2,038 114 54 377 231 $ 973 640 148 1,906 1,106 $ 3,011

Bonanza creek dj basin assets

Bonanza’s DJ Basin Asset Developing Niobrara B, C and Codell in the DJ Basin 21 Highly delineated 67k acres (73% HBP) in oil window Acreage outside of urban populated areas 12.5 MBoepd (51% oil) production1 650 gross producing wells (440 horizontal) Deep compelling inventory Company owned midstream infrastructure Developed basin with enhanced completions driving returns Q3’17 average production in DJ Basin Highly Delineated, Mature Basin

22 Acreage Position Delineated By Strong Well Performance Consistently strong performance from multiple targets, validating acreage and acquisition type curves SRL Acquisition Type Curve 410 Boepd (74% oil) XRL Acquisition Type Curve 778 Boepd (74% oil) All rates are Peak 30-Day IP Three Niobrara well average

Enhanced Completion Results NORTH PLATTE DAILY PRODUCTION (BOEPD) Recent actual results in Legacy area exceed acquisition valuation type curve for area 23 BCEI North Platte Results SD Valuation Type Curve for area Completion Type Plug-and-perf Proppant Load 1,500 - 2,000 #/ft___ Stage Spacing 100 ft Lateral Length 4,400 ft 3-Stream EUR 500 MBoe 400 MBoe IRR%1 60% 48% Payout 17 months 19 months Cumulative Oil1 45 MBo 39 MBo North Platte 44-13 Pad Enhanced Completions (Three Niobrara SRLs) SD Niobrara Valuation Type Curve December 5, 2017 NYMEX Strip pricing (~$52 /~$3.00) at 100% Working Interest

24 Acquisition Development Plan Focus on capital efficient, multi-well pad development with enhanced completions Drilling Focus Area SandRidge 2018 Acquisition Development Plan $130MM - $150MM Capex One rig in 2018 going to four rigs by 2021 EURs and ECONOMICS DJ Basin XRL SRL EUR, MBoe1 % Oil 580 – 780 ~50% 300 – 400 ~50% D&C ($MM) $5.5 $3.1 IRR2 41 - 59% 33 - 48% 3-stream EUR December 5, 2017 NYMEX Strip pricing (~$52 /~$3.00) at 100% Working Interest

25 RMI Enhances Value of Upstream Assets Oil, Gas and Water Gathering RMI 100% company owned Drives operating, capital and surface use efficiency Provides flexibility and access to additional third-party gathering/processing partners RMI and new takeaway agreements provide operational flexibility Gas Processing and Takeaway New 15 year gathering and processing contract with Cureton Connects to RMI system Provides additional takeaway and processing capacity in 2H’18 Commenced Sterling deliveries on November 11, 2017 Sterling and Cureton agreements incremental to DCP takeaway

DJ Development Returns Complementary to Delineation Drilling Based on anticipated near-term development drilling inventory 3-stream EUR December 5, 2017 Strip pricing (~$52 /~$3.00) at 100% Working Interest As of December 31, 2016, operated only Excluding ~70 Proven + Probable Chester locations 26 EURs and ECONOMICS DJ Basin(a) North Park Meramec XRL SRL XRL XRL SRL EUR, MBoe(b) % Oil 580 – 780 ~50% 300 – 400 ~50% 600 80%+ 800 – 1,000 40%+ 500 – 600 40%+ D&C ($MM) $5.5 $3.1 $6.7 - $7.2 $6.5 $4.4 IRR(c) 41 - 59% 33 - 48% 45 - 56% 20 - 36% 15 - 26% PV-10(c)(($MM) $2.7 - $4.0 $1.1 - $1.8 $4.1 - $4.6 $1.7 - $3.9 $0.6 - $1.7 INVENTORY DJ Basin North Park NW STACK Mississippian PUD (Hz laterals)(e) 230 106 6 51(e) Probable (Hz laterals) ~740 ~1,050 Under evaluation (4-8 per section) ~180(e) Net Acres 67k 123k 70k 360k HBP or HBU 73% 58% 41% 87%

27 Combined Company Preliminary 2018 Outlook Capital Expenditures $375MM - $425MM capital expenditures One rig in DJ, one rig in North Park, one to two rigs in NW STACK NW STACK drilling funded by Drilling Participation Agreement Production 48.2 MBoepd (41% oil) 71% of oil production and 50% of gas hedged at attractive prices Production (MBoepd) % Liquids Production OIL OIL Standalone Pro Forma Initial SD guidance pro forma for acquisition Assumes January 1, 2018 closing

Setting the record straight

Responding To Activists’ Objections Notwithstanding inaccurate and misleading claims about the transaction Acquiring Bonanza Creek Makes Strategic and Economic Sense Complementary, development ready assets ~970 proved and unproved locations 230 PUDS 30-60% IRRs at strip pricing Bridges the gap between mature cash flow producing assets and emerging assets Reduces reliance on Mississippian Lime (production goes to less than 60% from 80% of total production) Expands our Niobrara position, which considerably improves our risk profile The Acquisition is Accretive and Value-Enhancing Acquisition is immediately accretive +15% accretive to 2018 cash flow per share +4% accretive to net asset value per share, while significantly reducing risk At least $20MM in identified annual G&A savings Further cost reductions available through operational synergies and renewed focus on cost efficiencies 29

Responding To Activists’ Objections Notwithstanding inaccurate and misleading claims about the transaction 30 Results in 15% accretion to 2018 CFPS Maintains leverage at or below 1.9x over next three years New credit facility borrowing base of $700MM with more favorable terms >$300MM of pro forma liquidity Cash/Stock Mix Results in Accretion with Prudent Level of Leverage The Acquisition is Fairly Priced Only a 17.4% premium over announcement trading price Compares favorably to per share valuation ranges implied by recent trading, comparable company multiples and net asset value 8% premium over bankruptcy valuation Misleading reports of a 75% premium are based on deeply discounted valuation in connection with a rights offering, which in no way reflects the public market valuation immediately prior to the transaction

Responding To Activists’ Objections Notwithstanding inaccurate and misleading claims about the transaction 31 The Acquisition Delivers Shareholder Value Strategic combination achieves a better long-term risk-adjusted return for our shareholders than our standalone plan Increases in market cap to over $1B More investor attention Additional research coverage Higher trading volume with better shareholder liquidity The Acquisition is Consistent with Strategy Reduces the Company’s risk profile Provides drill-ready assets to complement our ongoing North Park and NW STACK delineation Opportunistic acquisitions that complement existing assets and drive long-term shareholder value appendix

Pro Forma Derivatives OIL Q1’18 Q2’18 Q3’18 Q4’18 FY 2018 Q1’19 Q2’19 Q3’19 Q3’19 FY 2019 SWAPS Total Volumes (MMBbls) 1.26 1.18 1.01 0.92 4.38 0.45 0.46 0.55 0.55 2.01 Daily Volumes (MBblspd) 14.0 13.0 11.0 10.0 12.0 5.0 5.0 6.0 6.0 5.5 Price ($/Bbl) $54.63 $54.41 $54.68 $54.62 $54.58 $53.31 $53.31 $53.06 $53.06 $53.18 COLLARS Total Volumes (MMBbls) 0.18 0.18 0.18 0.18 0.73 0.18 0.12 n/a n/a 0.3 Daily Volumes (MBblspd) 2.0 2.0 2.0 2.0 2.0 2.0 1.3 n/a n/a 0.8 Price ($/Bbl) $42/$52.50 $42/$52.50 $43/$53.50 $43/$53.50 $42.50/$53 $43/$54.53 $44/$54.79 n/a n/a $43.5/$54.66 As of December 8, 2017 33 NATURAL GAS Q1’18 Q2’18 Q3’18 Q4’18 FY 2018 Q1’19 Q2’19 Q3’19 Q3’19 FY 2019 SWAPS Total Volumes (Bcf) 6.84 3.64 3.68 3.68 17.84 n/a n/a n/a n/a n/a Daily Volumes (MMBtupd) 76.0 40.0 40.0 40.0 48.9 n/a n/a n/a n/a n/a Price ($/MMBtu) $3.25 $3.11 $3.11 $3.11 $3.16 n/a n/a n/a n/a n/a COLLARS Total Volumes (Bcf) 0.5 0.5 0.5 0.5 2.0 0.2 0.1 n/a n/a 0.31 Daily Volumes (MMBtupd) 5.6 5.6 5.6 5.6 5.6 2.6 0.9 n/a n/a 0.85 Price ($/MMBtu) $2.75/$3.43 $2.75/$3.43 $2.75/$3.43 $2.75/$3.43 $2.75/$3.43 $2.75/$3.40 $2.75/$3.40 n/a n/a $2.75/$3.40